Exhibit 10.1
     AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND WAIVER dated as of April 24, 2009 (this “Amendment and Waiver”) among CMC RECEIVABLES, INC. (the “Seller”), COMMERCIAL METALS COMPANY (the “Servicer”), LIBERTY STREET FUNDING LLC (“Liberty”), GOTHAM FUNDING CORPORATION (“Gotham”, and together with Liberty, the “Buyers”), THE BANK OF NOVA SCOTIA (“Scotia”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”, and together with Scotia, the “Managing Agents”) and THE BANK OF NOVA SCOTIA, as Administrative Agent (the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Seller, the Servicer, the Buyers, the Managing Agents and the Administrative Agent are parties to a Second Amended and Restated Receivables Purchase Agreement dated as of April 30, 2008 (as from time to time amended prior to the date hereof, the “RPA”);
     WHEREAS, the parties desire to amend the RPA;
     NOW, THEREFORE, the parties agree as follows:
SECTION 1. DEFINITIONS
     Defined terms used herein and not defined herein shall have the meanings assigned to such terms in the RPA.
SECTION 2. WAIVER OF TERMINATION EVENT
     The Administrative Agent, the Managing Agents and the Buyers each hereby waive any Termination Event arising under Section 10.01(r) of the RPA as a result of the average Default Ratio for the three consecutive Accounting Periods ended March 31, 2009 exceeding 3%. The limited waiver set forth in this Amendment and Waiver shall be effective only in the specific instance and for the specific purpose for which expressly given herein and shall not be deemed to apply to any other event or circumstance.
SECTION 3. AMENDMENT OF RPA
     The parties hereto agree that, effective as of April 24, 2009:
(a)	The definition of “Commitment Termination Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “April 24, 2009” set forth therein with the date “May 26, 2009”.

(b)	The definition of “Expiration Date” set forth in Section 1.01 of the RPA shall be amended by replacing the date “April 24, 2009” set forth therein with the date “May 26, 2009”.

(c)	Section 1.01 of the RPA shall be amended by inserting the following definitions in proper alphabetical order therein:
““Portfolio Performance Reserve” shall mean, as of any Settlement Date, an amount equal to the product of (i) the aggregate outstanding balance of Eligible Receivables in the Receivables Pool as of the last day of the full Accounting Period immediately preceding such Settlement Date, and (ii) .05.

“Reserve Period” shall mean the period of time from and including April 24, 2009 to but excluding May 26, 2009.”
(d)	Section 5.06 of the RPA shall be amended to read it in its entirety as follows:
“5.06 Deferred Purchase Price. On the Initial Closing Date, and, thereafter, in each Settlement Statement, the Servicer shall calculate the Deferred Purchase Price as of the last day of the full Accounting Period most recently completed, which shall be an amount equal to the sum of (1) the Credit Enhancement Reserve, plus (2) the Yield Reserve, plus (3) the Servicer’s Compensation Reserve; provided, that if a Liquidation Day occurs, the Deferred Purchase Price will thereafter be the amount of the Deferred Purchase Price at the close of business on the day immediately preceding such Liquidation Day; provided, further, that with respect to any day during the Reserve Period, the “Deferred Purchase Price” that would otherwise be applicable to such day (after giving effect to the occurrence or deemed occurrence , if any, of a Liquidation Day prior to such day) shall be increased by an amount equal to the Portfolio Performance Reserve.”
SECTION 4. GOVERNING LAW
     THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS RULES (OTHER THAN SECTION 5-1401 OF NEW YORK’S GENERAL OBLIGATIONS LAW).
SECTION 5. EXECUTION IN COUNTERPARTS
     This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same

Amendment and Waiver. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.
SECTION 6. CONFIRMATION OF AGREEMENT
     Each of the parties to the RPA agree that, except as amended or waived hereby, the RPA continues in full force and effect. The Seller and the Servicer hereby represent and warrant that, after giving effect to the effectiveness of this Amendment and Waiver, their respective representations and warranties contained in the RPA are true and correct in all material respects upon and as of such effectiveness with the same force and effect as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date). All references in any Purchase Document to the RPA on and after the date hereof shall be deemed to refer to the RPA as amended hereby.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their authorized officers as of the day and year first above written.

CMC RECEIVABLES, INC., as Seller			COMMERCIAL METALS COMPANY, as Servicer

By:	/s/ Louis Federle		By:	/s/ Murray R. McClean
	Name: Louis Federle			Name: Murray R. McClean
	Title:	Treasurer		Title:	President and Chief Executive Officer

THE BANK OF NOVA SCOTIA, as Managing Agent and Administrative Agent			LIBERTY STREET FUNDING LLC, as Buyer

By:	/s/ Michael Eden		By:	/s/ Bernard J. Angelo
	Name: Michael Eden			Name: Bernard J. Angelo
	Title:	Director		Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Managing Agent			GOTHAM FUNDING CORPORATION, as Buyer

By:	/s/ Aditya Reddy		By:	/s/ Louise E. Colby
	Name: Aditya Reddy			Name: Louise E. Colby
	Title:	VP and Manager		Title:	Vice President
SK 26326 0001 988231
Signature Page to RPA Extension Amendment
April 2009

Acknowledged and Agreed to by:

STRUCTURAL METALS, INC., d/b/a CMC STEEL TEXAS		SMI STEEL, INC., d/b/a CMC STEEL ALABAMA

By:	/s/ Murray R. McClean	By:	/s/ Murray R. McClean
	Authorized Signatory		Authorized Signatory

OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA, d/b/a CMC STEEL SOUTH CAROLINA		CMC STEEL FABRICATORS, INC., d/b/a CMC JOIST

By:	/s/ Murray R. McClean	By:	/s/ Murray R. McClean
	Authorized Signatory		Authorized Signatory

HOWELL METAL COMPANY, d/b/a CMC HOWELL METAL

By:	/s/ Murray R. McClean
Authorized Signatory
SK 26326 0001 988231
Signature Page to RPA Extension Amendment
April 2009